Exhibit 10.14

Trademark License Agreement

Licensor:	Inner Mongolia YanGuFang Ecological Agriculture Technology (Group) Co., Ltd.

Licensees:	Inner Mongolia YanGuFang Whole Grain Industry Development Co., Ltd.

Inner Mongolia YanGuFang Whole Grain Industry Development Co., Ltd. Shanghai Branch

Shanghai YanGuFang E-Commerce Co., Ltd.

Inner Mongolia YanGuFang Import and Export Trading Co., Ltd.

Inner Mongolia YanGuFang Contract Farming Development Co., Ltd.

Hereby license the Licensees to exercise the rights permitted by this “Trademark License Agreement” free of charge within the license period specified in this “Trademark License Agreement”.

I. Range of licensed trademark and logos

Registered trademark , YanGuFang logo, etc. All details are shown in the attached table

II. Attributes of rights granted to use

The exclusive right to use the registered trademark, copyright and logo of the content of the logo, that is, all the rights of the Licensor to license the Licensee to use the above-mentioned logo content.

III. License

General license and non-sublicense, that is, while authorizing the Licensee to use, the Licensor can also license to a third Party to use the licensed content, the Licensor can also use the licensed content; The Licensee shall not authorize any third Party to use the authorized content in whole or in part in violation of the provisions of this License agreement by using the licensed content beyond the licensed time limit and territory, or sub-license to any third Party, and shall indemnify the Licensor for all losses thus incurred and shall assume the liability for breach of contract.

IV. Scope and duration of license

1. The License for activities related to both parties’ cooperation on content producing and marketing activity shall be effective from the date of this Trademark License Agreement is signed to December 31, 2030.

2. Licensor confirms that the above logo is legally owned by the Licensor or has been legally licensed to Licensor, and Licensor has the right to license to any third Party. Since the effective date of this license, there is no actual or potential right dispute with any third Party, nor involved in any litigation or arbitration. Licensor warrants that, from the effective date of this license, the use of the above-mentioned logos by Licensee in accordance with this license will not infringe the risk of infringing the legitimate rights and interests of any third Party. If the Licensee encounters any third-Party claims or infringement allegations in the process of using the above-mentioned logos in accordance with this license, Licensor will be responsible for handling it, and shall assume all legal responsibilities arising therefrom, and compensate the Licensee for all damages (including but not limited to financial and reputational damages).

V. Others

1. This “Trademark License Agreement” can be used by the Licensee to prove to a third Party that the Licensee has the legal, non-exclusive license of the content of the logo licensed by the Licensor. It will take effect from the date when the legal representative of the Licensor signs (or seals) and affixes the official seal of the Licensor.

2. The signing and interpretation of this “Trademark License Agreement” and the settlement of disputes related to this contract are all bound by the current laws of the People’s Republic of China.

3. Any disputes arising from or related to this “Trademark License Agreement” shall be settled through negotiation by all parties, or mediated by relevant departments. If negotiation or mediation fails, the dispute resolution selected in No. (2) shall be followed:

(1) Submit Party A Arbitration Commission Arbitration. The arbitral award shall be final and binding on the 2 parties;

(2) File a lawsuit with the people’s court having jurisdiction in the place where Party A is located.

4. If there are any new trademark categories or other descriptions, the Licensor and the Licensee can sign a supplementary agreement with additional description.

5. The trademark use authorization agreement entered into between Inner Mongolia YanGuFang Ecological Agriculture Technology (Group) Co., Ltd. and Inner Mongolia YanGuFang Whole Grain Industry Development Co., Ltd. dated in July 2016 is hereby terminated. The terms of this agreement shall be the controlling agreement, upon the effective execution by both parties of this agreement.

6. When the agreement expires, if the two parties do not expressly agree in writing that this Trademark License Agreement will continue to take effect, this Trademark License Agreement will terminate.

VI. Registered trademark certificate (copy)

attached to this license

hereby authorize

Signing date: November 1, 2020

Licensor (signature or seal): Inner Mongolia YanGuFang Ecological Agriculture Technology (Group) Co., Ltd.

Legal representative or authorized representative (signature):

Licensee (signature or seal)

Legal representative or authorized representative (signature):

Inner Mongolia YanGuFang Whole Grain Industry Development Co., Ltd.

Inner Mongolia YanGuFang Whole Grain Industry Development Co., Ltd. Shanghai Branch

Shanghai YanGuFang E-Commerce Co., Ltd.

Inner Mongolia YanGuFang Import and Export Trading Co., Ltd.

Inner Mongolia YanGuFang Contract Farming Development Co., Ltd.

Appendix of registered trademarks, YanGuFang logo, etc .:

1. “ YanGuFang ” trademark

International Classification	Application/Registration Number	International Classification	Application/Registration Number
1	44421408	9	19565594
2	19565597	10	44404366
3	17549251	11	19565593
4	44400864	12	44411051
5	19565596	13	44416921
6	44414276	14	19565592
7	17528659	15	44403326
8	19565595	16	17529217
9	19565594	17	44400042
10	44404366	18	17549514
11	19565593	20	17549585
12	44411051	21	19565591
13	44416921	22	19565590
14	19565592	24	17549693
15	44403326	25	17549732
16	17529217	26	44402444
17	44400042	27	44423781
18	17549514	28	19565589
20	17549585	29	13618997
21	19565591	30	42327546
22	19565590	30	17518636
24	17549693	30	13704933
25	17549732	31	17528802
26	44402444	33	17549861
27	44423781	34	44412418
28	19565589	35	14475813
29	13618997	37	19565587
1	44421408	38	19565586
2	19565597	39	19565585
3	17549251	40	19565584
4	44400864	41	19565583
5	19565596	42	19565582
6	44414276	43	14475850
7	17528659	44	19565581
8	19565595	45	19565580

2. “YanGuFang OATS HOUSE NATURAL” combined trademark

International Classification	Application/Registration Number	International Classification	Application/Registration Number
3	37098939	28	37096780
7	37089185	30	35799272
8	37078700	35	37080088
9	37104842	37	37100711
11	37080764	38	37080103
1 4	37094801	39	37086732
16	37089162	40	37080095
18	37100720	41	37104828
20	37098920	42	37089173
21	37098957	43	37086755
22	37086722	44	37089181
24	37089186	45	37100726
25	37104822

三、“Weilai Zhixuan” trademark

International Classification	Application/Registration Number	International Classification	Application/Registration Number
3	30049745	35+1	30062901
7	30058798	36	30054290
9	28485708	38	28484274
9+1	30062711	39	30049743
16	30066297	41	30045629
21	30058866	42	30049748
30	30054271	43	30062902
31	30052990	44	28491962
32	30052994	44+1	30061730
34	30054553	45	28485707
35	28494094	45+1	30052995

Trademark License Supplemental Agreement

Licensor:	Inner Mongolia YanGuFang Ecological Agriculture Technology (Group) Co., Ltd.

Licensees:	Inner Mongolia YanGuFang Whole Grain Industry Development Co., Ltd.

Inner Mongolia YanGuFang Whole Grain Industry Development Co., Ltd. Shanghai Branch

Shanghai YanGuFang E-Commerce Co., Ltd.

Inner Mongolia YanGuFang Import and Export Trading Co., Ltd.

Inner Mongolia YanGuFang Contract Farming Development Co., Ltd.

Licensor and each Licensee signed the “Trademark License Agreement” (“Original Trademark License Agreement”) on November 1, 2020. Licensor licenses the Licensee to use the intellectual property described in the original Trademark License Agreement according to the original Trademark License Agreement, and both Licensor and Licensee agree to amend the original Trademark License Agreement. On the basis of the original license, Licensor additionally authorizes the Licensee to use the trademark corresponding to the “OATS HOUSE” logo. For details, please refer to the following trademark list. The trademarks in the trademark list shall have the same scope of use, the way of use and other licensing terms and conditions consistent with the original Trademark License Agreement.

The list of trademarks for “OATS HOUSE” is as follows :

International Classification	Application/Registration Number
16	51874031
25	51892439
31	51892444
33	51868441
38	51888674
40	51901959
44	51886972

No text below.

No text below, only the signature page

Signed : October 1 , 2021

Licensor (signature or seal): Inner Mongolia YanGuFang Ecological Agriculture Technology (Group) Co., Ltd.

Legal representative or authorized representative (signature):

Licensees (signature or seal)

Legal representative or authorized representative (signature):

Inner Mongolia YanGuFang Whole Grain Industry Development Co., Ltd.

Inner Mongolia YanGuFang Whole Grain Industry Development Co., Ltd. Shanghai Branch

Shanghai YanGuFang E-Commerce Co., Ltd.

Inner Mongolia YanGuFang Import and Export Trading Co., Ltd.

Inner Mongolia YanGuFang Contract Farming Development Co., Ltd.

Trademark License Supplemental Agreement

Licensor:   Inner Mongolia YanGuFang Ecological Agriculture Technology (Group) Co., Ltd.

Licensees: Inner Mongolia YanGuFang Whole Grain Industry Development Co., Ltd.

Inner Mongolia YanGuFang Whole Grain Industry Development Co., Ltd. Shanghai Branch

Shanghai YanGuFang E-Commerce Co., Ltd.

Inner Mongolia YanGuFang Import and Export Trading Co., Ltd.

Inner Mongolia YanGuFang Contract Farming Development Co., Ltd.

WHEREAS: On November 1, 2020, Licensor and each Licensee jointly signed the license agreement as shown in Appendix I, regarding the Licensor’s license to the Licensee to use the registered trademarks of the Licensor. According to business needs, through friendly negotiation, the following modification opinions on the license method in Article 3 of the license agreement are reached as supplements to the license agreement.

1.Modifications:

Now the Licensor and each Licensee have added the second paragraph in Article 3 of the “Trademark License Agreement”, and the agreement is as follows : Nowwithstanding the above agreement, the license granted by the Licensor to Inner Mongolia YanGuFang Contract Farming Development Co., Ltd. is an ordinary license and can be sub-licensed. Specifically, Licensor allows Licensee to use, the Licensor can also use the licensed content, and according to licensee’s business needs, Licensee can also sub-license all or part of the licensed content under this “Trademark License Agreement” to any third party.

2. This supplemental agreement takes effect:

After this agreement takes effect, it becomes an integral part of the “Trademark License Agreement” and has the same legal effect as the “Trademark License Agreement”. Except for the terms expressly modified in this Agreement, the remainder of the Trademark License Agreement shall remain in full force and effect.

Licensor (seal): Inner Mongolia YanGuFang Ecological Agriculture Technology (Group) Co., Ltd.

December 1 , 2020

Licensee (seal):

Inner Mongolia YanGuFang Whole Grain Industry Development Co., Ltd.

Inner Mongolia YanGuFang Whole Grain Industry Development Co., Ltd. Shanghai Branch

Shanghai YanGuFang E-Commerce Co., Ltd.

Inner Mongolia YanGuFang Import and Export Trading Co., Ltd.

Inner Mongolia YanGuFang Contract Farming Development Co., Ltd.

December 1 , 2020